UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2014

Independence Realty Trust, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 of this report is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 31, 2014, or the closing date, Independence Realty Operating Partnership, LP, or IROP, purchased all of the outstanding limited liability company interests, or the interests, of King’s Landing LLC, or the property owner, from BCMR King’s Landing, a Limited Partnership and MLP King’s Landing, LLC, which are collectively referred to as the property sellers. The property owner is the fee owner of a property located in Creve Coeur, Missouri, or the property. IROP is the operating partnership of Independence Realty Trust, Inc., or IRT. The property sellers do not have any relationship with IRT or its affiliates.

The property has 152 apartment units with three retail units totaling 10,921 square feet. The property unit mix is comprised of 39 one bedroom, one bathroom apartments, 88 two bedroom, two bathroom apartments, eight three bedroom, two bathroom apartments and 17 one bedroom, two bathroom loft apartments with an average apartment size of 1,105 square feet. Built in 2005, the property is one of the newest properties constructed in the area, offering the highest quality finishes and amenities, including HVAC, in unit washer/dryer, and a full kitchen appliance package. Property amenities include covered garage parking, rooftop sundeck, courtyard veranda with barbecue grills, on-site retail, 24-hour fitness center and a resident lounge. As of February 2014, the property’s occupancy rate was 94% and the average monthly effective rent per occupied unit was $1,386.

On March 31, 2014, RAIT Residential, IRT’s affiliate, entered into a property management agreement pursuant to which RAIT Residential will manage the property pursuant to terms similar to those applicable to RAIT Residential’s management of IRT’s other multifamily properties.

The purchase price IROP paid for the interests was $32.7 million paid as follows: (1) cash in the amount of $11.5 million and (2) the assumption as of the closing date by IROP of, and the release of the original guarantors under, a guaranty, or the guaranty, related to a loan to the property owner currently held by Fannie Mae, or the lender, with a current outstanding principal amount of $21.2 million, or the existing loan, pursuant to an assumption and release agreement among the original guarantors named therein, IROP, the property owner and the lender. The existing loan bears interest at a fixed rate of 3.96% per year and matures on June 1, 2022. The existing loan amortizes on an interest only basis through June 1, 2017 and on a principal and interest basis thereafter based upon a thirty year amortization period. The existing loan may be prepaid at any time provided that any prepayment prior to November 30, 2021 must include a defined prepayment premium. The existing loan provides that it may be accelerated upon the occurrence of defined events of default, including payment defaults, breaches of representations, insolvency events and other customary events. Pursuant to the guaranty, IROP guarantees the payment of the property owner’s recourse obligations to the lender arising under defined customary circumstances under the existing loan. As of the closing date, the property owner also entered into an amendment to the existing loan with the lender.

The summaries in this report of any of the documents referenced in Item 9.01(d) below and filed as exhibits hereto do not purport to be complete and are qualified in their entirety by reference to the full text of such document. All of the exhibits hereto have been filed solely to provide information regarding their respective terms. Such exhibits may contain representations and warranties that the parties thereto made solely for the benefit of the other parties. In addition, such representations and warranties (i) may have been qualified by confidential disclosures made to the other party in connection with such document, (ii) may be subject to a materiality standard which may differ from what may be viewed as material by investors, (iii) were made only as of the date of such documents or such other date as is specified therein and (iv) may have been included in such documents for the purpose of allocating risk between or among the parties thereto rather than establishing matters as facts.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

IRT hereby confirms that the financial statements and pro forma information relating to the acquisition of the property required by Rule 3-14 and Article 11 of Regulation S-X will be filed as an amendment to this Current Report on Form 8-K no later than June 14, 2014, which date is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Shell Company Transactions.

None.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

April 3, 2014	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Assumption and Release Agreement dated as of March 31, 2014 among the original guarantors named therein, Independence Realty Operating Partnership, LP, as the new guarantor, between King’s Landing LLC, as borrower, and Fannie Mae, as lender.
10.2	First Amendment to Multifamily Loan and Security Agreement made as of March 31, 2014 between King’s Landing LLC, as borrower, and Fannie Mae, as lender.
10.3	Multifamily Loan and Security Agreement made as of May 24, 2012 between King’s Landing LLC, as borrower, and CWCapital LLC, as lender.
10.4	Multifamily Note dated as of May 24, 2012 made by King’s Landing LLC, as borrower, to CWCapital LLC, as lender.
10.5	Guaranty of Non-Recourse Obligations dated as of May 24, 2012 made by the guarantors named therein, as guarantor, to CWCapital LLC, as lender.